UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 13, 2010
______________________

TearLab Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51030	59-343-4771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 Roselle Street, Suite 100
San Diego, CA  92121
(Address of principal executive offices, including zip code)

(858) 455-6006
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2010, the Board of Directors of TearLab Corporation, or the Company, approved the amendment and restatement of the Company’s 2002 Stock Option Plan, or the 2002 Plan, as well as the amendment of the TearLab, Inc. 2003 Stock Option/Stock Issuance Plan, or the 2003 Plan.  The 2002 Plan was amended and restated to provide for full vesting acceleration of outstanding stock options granted thereunder in the event of a change in control in which the acquiring company does not assume or substitute for such options.  Additionally, the 2002 Plan and the 2003 Plan were both amended to provide for full vesting acceleration of outstanding stock options granted thereunder to a participant in the event the participant’s service is terminated by reason of an involuntary termination within 18 months following the effective date of any change in control in which the option is assumed or otherwise continued in effect.

This summary of the terms of each of the Plans is qualified in its entirety by the amended and restated 2002 Plan and the amendment to the 2003 Plan, which have been filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2010, the Company amended its amended and restated certificate of incorporation to change its name from “OccuLogix, Inc.” to “TearLab Corporation” pursuant to a filing with the Secretary of State of Delaware. The Company also changed the name of its wholly-owned subsidiary, “TearLab, Inc.”, to “TearLab Research, Inc.” pursuant to an amendment to its certificate of incorporation and a filing with the Secretary of State of Delaware. The name change and amendment were duly approved by the board of directors and stockholders of the Company pursuant to Section 242 of the General Corporation Law of the State of Delaware. The certificate of amendment to the Company’s amended and restated certificate of incorporation is attached hereto as Exhibit 3.1 and is incorporated in this Item 5.03 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment filed with the Secretary of State of the State of Delaware May 17, 2010
10.1	Amended and Restated 2002 Stock Option Plan
10.2	Amended and Restated 2003 Stock Option/Stock Issuance Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TearLab Corporation

By:	/s/ William G. Dumencu
William G. Dumencu Chief Financial Officer

Date:  May 18, 2010